SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 9, 2002
                                                         --------------


                              New Commerce Bancorp
                           --------------------------
             (Exact name of registrant as specified in its charter)




  South Carolina                   333-70589             58-2403844
 ----------------------------------------------------------------------------
   (State or other                (Commission            (I.R.S. Employer
   jurisdiction of                File Number)           Identification No.)
   incorporation)




            501 New Commerce Court, Greenville, South Carolina       29607
            ----------------------------------------------------  ------------
               (Address of principal executive offices)            (Zip Code)




            Registrant's telephone number, including area code: (864) 297-6333
                                                                --------------

                                 Not Applicable
                    -----------------------------------------
         (Former name or former address, if changed since last report.)


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Item 9.  Regulation FD Disclosure.

         On August 9, 2002, the Chief Executive Officer, Frank W. Wingater, and the Chief Financial Officer, R. Lamar Simpson, each furnished to the Securities and Exchange Commission the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached to this report as Exhibit 99.1.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEW COMMERCE BANCORP



                                            By:      /s/ Frank W. Wingate
                                               ---------------------------------
                                            Name:    Frank W. Wingate
                                            Title:   Chief Executive Officer

Dated: August 9, 2002

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                         Description
--------------                         -----------

99.1 Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.